[USAA logo appears here. (R)]







              USAA GROWTH
                   STRATEGY Fund







                           [Image appears here.]







            Annual Report


       -----------------------------------------
       May 31, 2001

Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGERS' COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            20

      FINANCIAL INFORMATION

         Distributions to Shareholders                                22

         Independent Auditors' Report                                 23

         Portfolio of Investments                                     24

         Notes to Portfolio of Investments                            45

         Statement of Assets and Liabilities                          46

         Statement of Operations                                      47

         Statements of Changes in Net Assets                          48

         Notes to Financial Statements                                49

2


U S A A
--------------------------------------------------------------------------------
                                Family of FUNDS


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                     MONEY MARKET                   INDEX
--------------------------------------------------------------------------------
  Aggressive Growth*              Money Market          Extended Market Index

   Capital Growth           Tax Exempt Money Market      Global Titans Index

  Emerging Markets        Treasury Money Market Trust      Nasdaq-100 Index

 First Start Growth            State Money Market            S&P 500 Index

       Gold
                         -------------------------------------------------------
      Growth                      TAXABLE BOND              ASSET ALLOCATION
                         -------------------------------------------------------
  Growth & Income                  GNMA Trust              Balanced Strategy

   Income Stock             High-Yield Opportunities      Cornerstone Strategy

   International                     Income              Growth and Tax Strategy

Science & Technology         Intermediate-Term Bond          Growth Strategy

  Small Cap Stock               Short-Term Bond              Income Strategy

   World Growth
                         ------------------------------
                                TAX-EXEMPT BOND
                         ------------------------------
                                   Long-Term

                               Intermediate-Term

                                  Short-Term

                               State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

* CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GROWTH STRATEGY FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT



[Photograph of the President
and Vice Chairman of the Board,
Christopher W. Claus, appears
here.]

                                      "AS AN INVESTOR MYSELF, I KNOW
                                       HOW OVERWHELMING IT CAN BE TO
                                       MAKE SMART INVESTMENT DECISIONS
                                       IN VOLATILE MARKET CONDITIONS."

--------------------------------------------------------------------------------

               Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sectors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

               As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

 ...CONTINUED
--------------------------------------------------------------------------------

               WE LOOK FOR OPPORTUNITIES. We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best positioned to thrive when the economy improves--and take advantage of the low stock prices available in down markets.

               WE DIVERSIFY. We diversify our stock portfolios by investing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

               WE MEASURE OUR PERFORMANCE. We believe it's important to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial benchmarking services. We are ranked by reputable financial information companies such as Morningstar, Inc., known for its Overall Morningstar Rating(TM) of mutual funds, and Lipper Analytical Services, a Reuters company that tracks the performance of more than 47,000 mutual funds worldwide.

               WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer competitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

               WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets.

               We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               PRESIDENT AND VICE CHAIRMAN OF THE BOARD


               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA GROWTH STRATEGY FUND

OBJECTIVE
--------------------------------------------------------------------------------

               High total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests  principally  in  large-cap  stocks,   small-cap  stocks,
               international stocks, bonds, and money market instruments.

--------------------------------------------------------------------------------
                                            5/31/01              5/31/00
--------------------------------------------------------------------------------
  Net Assets                            $283.5 Million       $314.9 Million
  Net Asset Value Per Share                 $13.16               $15.59


--------------------------------------------------------------------------------
 Average Annual Total Returns as of 5/31/01
--------------------------------------------------------------------------------
  1 YEAR                    5 YEARS                 SINCE INCEPTION ON 9/1/95
  -11.73%                    6.08%                            9.85%

               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW





                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Growth Strategy Fund to the S&P 500 Index for the period of 9/1/95 through 5/31/01. The data points from the graph are as follows:


                 USAA GROWTH           S&P 500
                STRATEGY FUND           INDEX
                -------------          -------

09/01/95          $10,000              $10,000
11/30/95           10,330               10,840
05/31/96           12,776               12,117
11/30/96           12,999               13,858
05/31/97           13,764               15,684
11/30/97           14,381               17,809
05/31/98           15,432               20,493
11/30/98           15,349               22,026
05/31/99           16,738               24,803
11/30/99           18,547               26,628
05/31/00           19,444               27,399
11/30/00           17,998               25,503
05/31/01           17,163               24,509


DATA SINCE INCEPTION ON 9/1/95 THROUGH 5/31/01.


               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Growth Strategy Fund to the S&P 500 Index, an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index.

MANAGERS'
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund

[PHOTOGRAPH OF THE PORTFOLIO
MANAGERS APPEARS HERE]                 Left to right: Mitchell S. Brivic, CFA
                                       (Small-Cap Stocks);

                                       Albert C. Sebastian, CFA (International
                                       Stocks);

                                       Pamela Bledsoe Noble, CFA (Money
                                       Market Instruments);

                                       Kevin P. Moore (International Stocks);

                                       William Van Arnum, CFA (Allocation
                                       Manager and Large-Cap Stocks); and

                                       Paul H. Lundmark, CFA (Bonds).]

--------------------------------------------------------------------------------

HOW DID THE USAA GROWTH STRATEGY FUND PERFORM?

               The USAA Growth Strategy Fund's principal strategy is to diversify its portfolio among different asset classes. Your Fund's assets are invested primarily in stocks and, to a lesser extent, in bonds and money market instruments within preset target ranges. Stocks provide the potential for long-term capital appreciation, while bonds provide potential for income. This mix of stocks and bonds provides you with the benefit of diversification in one fund. In periods like the past one, rising bond prices can offset falling stock prices to some extent.

               The USAA Growth Strategy Fund posted a -11.73% return for the 12 months ending May 31, 2001, primarily because of poor returns in worldwide equity markets. This return slightly trailed the S&P 500 Index because of the Fund's investments in large-


               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

               REFER TO THE BOTTOM OF PAGE 8 FOR THE S&P 500 INDEX DEFINITION.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


               and small-capitalization growth stocks and international stocks, all of which were difficult categories in the financial markets. The fixed-income allocation helped overall performance by buffering the negative effects of equity performance. Below is a discussion of each asset class within your Fund.


WHAT MARKET CONDITIONS AFFECTED THE ALLOCATIONS OF THE FUND?


LARGE-CAPITALIZATION STOCKS
--------------------------------------------------------------------------------

               Year 2000 large-cap equity returns were disappointing. Over the past year, stocks underperformed the S&P 500 Index, primarily because of the Fund's emphasis on higher-risk growth stocks compared to the S&P 500 Index's emphasis on both value and growth. The best-performing sectors were basic materials, utilities, and transportation, while the worst-performing sectors were technology, communication services, and financials. Companies that contributed positively to performance varied across industries and included Microsoft, Sealed Air, Best Buy, Dell Computer, and Clear Channel Communications. Companies that hurt performance included JDS Uniphase, Cisco Systems, Intel, Applied Micro Circuits, Lucent Technologies, Oracle, and Charles Schwab Corporation.

               In  addition  to  a  slowing  economy,  two  very  strong  market rotations occurred during the period that affected equities. First, the deterioration of long-popular technology stock fundamentals, along with a significant contraction in their price/earnings ratios (multiples), resulted in very poor performance in the technology sector. Second, the growth investment style, also popular for




               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 24-44.

 ...CONTINUED
--------------------------------------------------------------------------------

               many years, finally gave way to a less aggressive value style. The difficult market situation during the period fed on itself, driving investors out of the market and compressing multiples down further.

SMALL-CAPITALIZATION STOCKS
--------------------------------------------------------------------------------

               During this time period, high beta stocks, most of which trade on the Nasdaq stock market, performed poorly. Much of the downward volatility in these stocks was because of macro conditions. For the year 1999 and the early part of 2000, the capital markets were very generous in allocating funds to young companies very early in their development. In a sense, the public markets were acting as a venture capital (VC) conduit. One of the big flaws in the markets' assuming a VC role was the lack of due diligence that is required for this kind of funding. As a result, unqualified companies and management had access to capital, which created an irrational competitive environment. To maintain market share, the established companies reacted in kind by trying to outspend their smaller counterparts. With these two dynamics working in concert, spending on technological products, services, and intellectual capital increased to unsustainable levels. To address this untenable demand, the economy created colossal surpluses. In anticipation of a global slowdown in the economy, the capital markets began to correct sharply.

               The small-cap portion of the Fund was very leveraged to these smaller developing companies. When the stocks of these companies corrected, they had a severe impact on the Fund's performance.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


INTERNATIONAL
--------------------------------------------------------------------------------

               The international portion of the Fund was positively affected by its overweight position in European and Canadian equities and its underweight position in Japan. Overall, international equity returns were negatively affected by weaker currencies versus the U.S. dollar.


               DEVELOPED MARKETS (EXCEPT JAPAN)

               European equity markets were down for the period but outperformed other international markets. The more defensive sectors, such as health care, utilities, financials, and consumer staples, registered positive returns because of downgraded expectations about economic growth. Energy and mining stocks also had positive returns based on firmer commodity prices. Information technology and telecommunication services were by far the worst-performing sectors for the period.

               Overall, our position in Canadian equities had a positive return for the period. Poor performance in the information technology area was offset by the performance of our holdings in the financial, energy, and industrial sectors. Canadian National Railway, our largest position in Canada, performed particularly well.


               JAPAN

               Japan underperformed most other markets for the period as the inflated valuations surrounding many Internet-related stocks proved unsustainable. A number of prominent bankruptcies,



               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 24-44.

 ...CONTINUED
--------------------------------------------------------------------------------

               as well as a deterioration in the asset quality in the banking sector, negatively affected equity performance. The consumer-discretionary, information technology, and telecommunication services sectors were the worst-performing sectors for the period.


EMERGING MARKETS
--------------------------------------------------------------------------------

               The year was one of tremendous turbulence in emerging markets. In July of 2000, Mexico swore in the first president in more than 70 years who did not belong to the long-ruling political party PARTIDO REVOLUCIONARIO INSTITUCIONAL (PRI). In addition, Taiwan also swore in its first president since the founding of the country who was not a member of the long-ruling party KUOMINTANG
               (KMT). Turkey and Argentina had to deal with debt and foreign payment pressure that resulted in assistance from the International Monetary Fund. The slowing U.S. economy and the crashing of U.S. technology stocks put considerable pressure on the equity markets in Asia.


BONDS
--------------------------------------------------------------------------------

               The economy has definitely slowed down this year. However, we do not believe that a recession is a foregone conclusion. The Federal Reserve Board has been aggressive in reducing overnight rates 2.5% since the beginning of this year. These easings have calmed the markets and should energize the economy in the latter part of the year. In addition, companies have been aggressive in reducing inventories so that if demand picks up again, they will be able to ramp up production.

14

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

LARGE-CAPITALIZATION STOCKS
--------------------------------------------------------------------------------

               The strategy for the equity portion of the Fund is simple: We try to buy superior companies with strong business franchises and good growth opportunities over extended periods of time, with the intention of owning them for a minimum of three to five years. We search for outstanding companies before considering economic trends, which means we aim to invest in COMPANIES, not in the stock market. We believe in the value of research--doing the homework and getting to know a company thoroughly. We attempt to control risk and limit downside by investing in businesses for which we expect a positive change or catalyst to develop that will help surface the company's value or attract investor attention.

               A company is purchased only if it is selling at a discount to our estimate of its intrinsic business valuation. We will continue to own a company as long as fundamentals are intact. If a company's stock price falls and its fundamentals are still intact, we will buy more shares, because the odds of market appreciation will have increased. We sell when our original expectations fail to materialize or the price of the stock is selling at a significant premium to our estimate of its net asset value.

               During the period we elected to reduce the number of stocks in the portfolio and concentrate the investments in companies that have the most potential to create shareholder value over time. We felt it was prudent to concentrate investments in

 ...CONTINUED
--------------------------------------------------------------------------------

               companies that meet our strict quality criteria rather than dilute potential returns by investing in less desirable companies. As a result, the number of names in the portfolio was reduced from more than 150 companies to 84 at the end of the period.

               In addition to this reduction, we shifted a larger portion of the portfolio into higher growth companies. Early in 2001, more funds were allocated toward higher growth sectors like technology, health care, and financial services. The long-term earnings growth rate expected for the average company in the Fund is now 23%, compared to a rate closer to 5% for the companies in the S&P 500 Index. The higher growth rate means a higher price earnings multiple for the Fund, but we feel the associated risk is significantly lessened by the quality of the earnings stream in which we are investing.


SMALL-CAPITALIZATION STOCKS
--------------------------------------------------------------------------------

               The  small-cap  portion  of the  Fund  focuses  on  buying  small companies with promising and/or developing fundamentals. These fundamentals can come in many forms: 1) niche markets that have not currently garnered much competition, 2) rapidly growing sales and earnings, and 3) leadership from management that has demonstrated much success in past endeavors.

               The selling discipline in our strategy is the counter to its buying methodology. When a company no longer meets one of the above qualities or its valuation is extreme relative to its peers, the stock is removed from the Fund's holdings.

16

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


INTERNATIONAL
--------------------------------------------------------------------------------

               We have continued our strategy of being overweight in Canada and Europe. Specifically, we added to our banking and our railroad exposure in Canada. In Japan, we have very little exposure to the banking and insurance sectors, and have recently added companies to our defensive names, such as Takeda Chemicals and West Japan Railway. Overall, we have continued to be overweight in information technology, with Nokia remaining the largest position in the international portion of the Fund.


EMERGING MARKETS
--------------------------------------------------------------------------------

               During the past year, we focused on buying companies that we felt would weather the downturn in global economic growth better than most other companies. We also concentrated on companies that had strong growth prospects linked to industry-specific and/or country-specific factors. For example, we believe that power demand in China will rise considerably during the next several years, so we invested in several Chinese power companies. We sell companies when we believe that their valuations have become too high and/or there is a material change to their operating outlook.


BONDS
--------------------------------------------------------------------------------

               Because of our income orientation and risk/reward analysis, we continue to favor investments in the "spread" sectors of the bond market, such as corporate bonds and mortgage- and asset-backed securities, over Treasuries. While this investment style hurt us during the last half of 2000, it has resulted in the bond sector's outperforming its peers since the beginning of 2001. The



               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 24-44.

 ...CONTINUED
--------------------------------------------------------------------------------

               difference in yields between the spread sectors and Treasuries has narrowed, as investors' fears of a recession have diminished. Holdings that have done well over the past year include Imperial Bancorp and Waste Management. A stronger rated company (Comerica) acquired Imperial Bancorp, and Waste Management has improved its operations.


WHAT IS THE OUTLOOK?


LARGE-CAPITALIZATION STOCKS
--------------------------------------------------------------------------------

               We expect continued uncertainty and no clear visibility for the economy in the short term. However, it is important to keep one fact in mind -- the Fed is easing. As long as the economy is weak, the Fed will accommodate. This is a powerful force in both the economy and the financial markets. In addition, companies are not standing still; in fact, they are aggressively cutting costs and reducing excess inventories. The timing is difficult to predict, but fundamentals and operations should improve, and in turn, stock market returns have the potential to improve.


SMALL-CAPITALIZATION STOCKS
--------------------------------------------------------------------------------

               The market is a discounting mechanism that has correctly anti-cipated the marked slowdown in the economy. The enterprise (business) community generally reacts to the shifts in supply/demand imbalances much more readily than the consumer. It is our opinion that consumer-related companies are just on the cusp of reporting a slowdown in sales and earnings. Thus, going forward, the small-cap portion of the Fund has been structured to overweight the enterprise and underweight the consumer.



               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 24-44.

18

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


INTERNATIONAL
--------------------------------------------------------------------------------

               Although the economic slowdown has spread to regions outside the United States, we continue to view Europe and Canada positively. Canada looks particularly attractive because it has a large current account and budget surplus, and is planning to implement financial reform and tax reduction this year. Although the fiscal position of Europe is not as favorable as Canada, many European countries will nevertheless be reducing tax rates this year. Also, lawmakers recently agreed on rules that would make hostile takeovers easier in the European Union. We continue to underweight Japanese equities because of the high level of financial and government debt. Japan has few policy tools at its disposal because of its large budget deficit and its need to recapitalize the banking sector.


EMERGING MARKETS
--------------------------------------------------------------------------------

               We believe that valuations in many emerging markets are quite attractive which, combined with our belief that global growth will accelerate into 2002, will provide a positive backdrop for emerging markets. While there is still no conclusive evidence that global economic growth has begun to rebound, we believe that the aggressive interest rate cuts in the United States support a rebound in growth going forward. Because the performance of emerging markets is closely linked to global growth, we believe the outlook is positive for emerging markets.

 ...CONTINUED
--------------------------------------------------------------------------------


BONDS
--------------------------------------------------------------------------------

               Looking to the future, we feel that the economy will continue to moderate and not crash, which could result in non-Treasury securities' increasing in relative value. Our continued emphasis is on finding securities that represent good risk/reward characteristics.



               FOREIGN  INVESTING  IS  SUBJECT  TO  ADDITIONAL  RISKS,  SUCH  AS
               CURRENCY   FLUCTUATIONS,   MARKET   ILLIQUIDITY,   AND  POLITICAL
               INSTABILITY.

20

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS

   ------------------------------------
            TOP 10 INDUSTRIES
            (% of Net Assets)
   ------------------------------------
   U.S. Government                12.9%

   Computer Software & Service     5.8%

   Drugs                           5.6%

   Electrical Equipment            4.1%

   Electronics - Semiconductors    3.9%

   Health Care - Diversified       3.8%

   Telephones                      3.1%

   Banks - Major Regional          2.9%

   Broadcasting - Radio & TV       2.9%

   Finance - Diversified           2.7%
   ------------------------------------

   ------------------------------------
          TOP 10 EQUITY HOLDINGS
            (% of Net Assets)
   ------------------------------------
   General Electric                3.4%

   Microsoft Corp.                 2.1%

   AOL Time Warner, Inc.           1.5%

   American Home Products Co.      1.5%

   Pfizer, Inc.                    1.5%

   Wal-Mart Stores, Inc.           1.5%

   Comcast Corp.                   1.4%

   Freddie Mac                     1.4%

   SBC Communications, Inc.        1.4%

   Intel Corp.                     1.3%
   ------------------------------------

 ...CONTINUED
--------------------------------------------------------------------------------

                                ASSET ALLOCATION
                                     5/31/01


A pie chart is shown here depicting the Asset Allocation as of May 31, 2001 of the USAA Growth Strategy Fund to be:

Large-Cap Stocks - 51.9%; Small-Cap Stocks - 17.8; International Stocks - 17.7%; Bonds - 10.8%; and Money Market Instruments - 10.1%.


      PERCENTAGES ARE OF THE NET ASSETS OF THE FUND AND MAY NOT EQUAL 100%.





               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 24-44.

22

DISTRIBUTIONS
--------------------------------------------------------------------------------
                                to SHAREHOLDERS


USAA GROWTH STRATEGY FUND


               The following per share information describes the federal tax treatment of distributions made during the fiscal year ended May 31, 2001. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2002.


                            --------------------------------------
                            Ordinary income*              $ .33849

                            Long-term capital gains         .39098
                                                          --------
                            Total                          $.72947
                                                           =======
                            --------------------------------------



               * INCLUDES DISTRIBUTION OF SHORT-TERM CAPITAL GAINS, IF ANY, WHICH ARE TAXABLE AS ORDINARY INCOME.

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report


KPMG

THE SHAREHOLDERS AND BOARD OF TRUSTEES

               USAA GROWTH STRATEGY FUND


               We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Growth Strategy Fund, a series of the USAA Investment Trust, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in Note 9 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Growth Strategy Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                              KPMG LLP

               San Antonio, Texas
               July 3, 2001

24

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
  NUMBER                                                                   VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INTERNATIONAL SECURITIES (17.7%)
            INTERNATIONAL STOCKS (17.7%)
            ARGENTINA (0.0%) A
   14,800   Perez Companc S.A. "B"                                     $      23
--------------------------------------------------------------------------------
            AUSTRALIA (0.0%) A
  122,300   Pasminco Ltd. *                                                   28
--------------------------------------------------------------------------------
            AUSTRIA (0.2%)
    7,207   Boehler Uddeholm AG                                              262
    2,000   VA Technologie AG                                                 64
    4,815   Vienna Airport (Flughafen Wien)                                  155
--------------------------------------------------------------------------------
                                                                             481
--------------------------------------------------------------------------------
            BRAZIL (0.2%)
1,560,000   Banco Itau S.A. (Preferred)                                      126
    2,700   Companhia Brasileira de Distribuicao
              Grupo Pao de Acucar ADR (Preferred)                             71
    2,900   Companhia de Bebidas das Americas ADR (Preferred)                 65
1,400,000   Companhia Energetica de Minas Gerais (Cemig) (Preferred)          14
    2,530   Petroleo Brasileiro S.A. (Preferred)                              64
    1,700   Tele Norte Leste Participacoes S.A. ADR (Preferred)               27
    1,800   Telesp Celular Participacoes ADR                                  31
    3,500   Uniao de Bancos Brasileiros S.A. (Unibanco) GDR
              (Preferred)                                                     89
--------------------------------------------------------------------------------
                                                                             487
--------------------------------------------------------------------------------
            CANADA (2.1%)
   17,300   Anderson Exploration Ltd. *                                      396
    9,700   Bank of Montreal                                                 246
   19,335   C-MAC Industries, Inc. *                                         599
   23,100   Canadian Imperial Bank of Commerce                               751
   37,200   Canadian National Railway Co.                                  1,493
   11,800   Manulife Financial Corp.                                         318
   25,200   Nexen, Inc.                                                      644
   15,000   Nortel Networks Corp.                                            200
    9,300   Sun Life Financial Services                                      204
   29,800   Suncor Energy, Inc.                                              804
   14,600   Toronto-Dominion Bank                                            378
--------------------------------------------------------------------------------
                                                                           6,033
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            CHINA (0.1%)
  205,000   Beijing Datang Power                                       $      76
   18,700   China Mobile Ltd. *                                               91
  192,000   China Petroleum and Chemical Corp. "H"                            37
   52,000   China Unicom Ltd. *                                               84
    1,500   CNOOC  Ltd. ADR *                                                 30
    4,000   Legend Holdings Ltd.                                               3
--------------------------------------------------------------------------------
                                                                             321
--------------------------------------------------------------------------------
            CZECH REPUBLIC (0.0%)  A
    8,100   Ceske Energeticke Zavody A.S. *                                   22
--------------------------------------------------------------------------------
            DENMARK (0.3%)
   71,142   Nordea AB                                                        395
    9,700   TDC A/S "B" *                                                    407
--------------------------------------------------------------------------------
                                                                             802
--------------------------------------------------------------------------------
            FINLAND (0.9%)
   18,426   Metso OYJ                                                        197
   54,600   Nokia Corp. ADR                                                1,597
   20,950   Perlos Corp.                                                     263
   46,500   Sampo OYJ                                                        393
--------------------------------------------------------------------------------
                                                                           2,450
--------------------------------------------------------------------------------
            FRANCE (1.6%)
    8,600   Accor S.A.                                                       350
    8,651   Aventis S.A.                                                     641
   14,403   CNP Assurances                                                   448
   11,600   Coflexip ADR                                                     845
    3,000   Eramet Group                                                     108
   23,000   Gemplus International S.A. *                                      83
    3,000   ISIS S.A.                                                        308
   11,000   Renault S.A.                                                     513
    6,600   Rhodia S.A.                                                       78
   13,507   Total Fina S.A. ADR                                              996
--------------------------------------------------------------------------------
                                                                           4,370
--------------------------------------------------------------------------------

26

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            GERMANY (0.7%)
    6,100   Bayerische Hypo Vereinsbank AG                             $     293
   10,200   Continental AG                                                   141
   13,940   E. On AG                                                         694
   17,000   Merck KGaA                                                       562
    2,870   SAP AG                                                           401
--------------------------------------------------------------------------------
                                                                           2,091
--------------------------------------------------------------------------------
            HONG KONG (0.2%)
   34,000   Amoy Properties Ltd.                                              37
   22,000   Cheung Kong Holdings Ltd.                                        240
    5,400   Dah Sing Financial Group                                          29
  102,000   Giordano International Ltd.                                       58
   28,000   Li & Fung Ltd.                                                    49
    5,000   Sun Hung Kai Properties Ltd.                                      47
--------------------------------------------------------------------------------
                                                                             460
--------------------------------------------------------------------------------
            HUNGARY (0.0%) A
      600   Magyar Tavkozlesi Rt. (MATAV) ADR                                  9
      800   MOL Magyar Olaj - es Gazipari Rt.                                 12
--------------------------------------------------------------------------------
                                                                              21
--------------------------------------------------------------------------------
            INDIA (0.1%)
    2,700   Cipla Ltd. *                                                      64
    3,600   Hindalco Industries Ltd.                                          66
    1,320   Infosys Technologies Ltd.                                        106
    2,100   ITC Ltd.                                                          35
    7,200   Larsen & Toubro Ltd.                                              38
    2,400   Reliance Industries Ltd.                                          20
      800   Wipro Ltd.                                                        29
--------------------------------------------------------------------------------
                                                                             358
--------------------------------------------------------------------------------
            ISRAEL (0.0%) A
      950   Check Point Software Technologies Ltd. *                          51
    1,010   Teva Pharmaceutical Industries Ltd. ADR                           59
--------------------------------------------------------------------------------
                                                                             110
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ITALY (0.7%)
   11,300   ENI S.p.A. ADR                                             $     731
   46,550   Italgas S.p.A.                                                   397
   18,000   Telecom Italia S.p.A.                                            172
  139,800   Telecom Italia S.p.A. Savings                                    734
--------------------------------------------------------------------------------
                                                                           2,034
--------------------------------------------------------------------------------
            JAPAN (2.2%)
    5,400   Asatsu DK                                                        126
    7,000   Daibiru Corp.                                                     47
   12,000   Fujitsu Ltd.                                                     156
    6,000   Ito-Yokado Co. Ltd.                                              314
    6,900   Meitec Corp.                                                     235
   26,000   Mitsui Fudosan Co. Ltd.                                          247
    3,800   Murata Manufacturing Co. Ltd.                                    302
   67,000   Nikko Securities Co. Ltd.                                        544
       58   Nippon Telegraph & Telephone Corp. (NTT)                         359
       16   NTT Mobile Communication Network, Inc.                           307
    5,500   Paris Miki, Inc.                                                 163
      500   Pasona Softbank, Inc.                                              5
    5,550   Sanix, Inc.                                                      281
    6,000   Shin-Etsu Chemical Co. Ltd.                                      232
    8,000   Sony Corp.                                                       617
   40,000   Sumitomo Corp.                                                   286
   14,500   Sumitomo Electric Industries Ltd.                                194
   17,000   Takeda Chemical Industries Ltd.                                  865
   55,000   Toshiba Corp.                                                    312
      118   West Japan Railway                                               597
--------------------------------------------------------------------------------
                                                                           6,189
--------------------------------------------------------------------------------
            KOREA (0.2%)
    4,300   Housing & Commercial  Bank                                        95
    3,000   Hyundai Motor Co. Ltd                                             59
    4,025   Korea Telecom Corp. ADR                                           94
    1,500   Korea Telecom Freetel *                                           47
    2,200   Nedcor Ltd.                                                       42
      604   Samsung Electronics Co. Ltd.                                     100
      800   Samsung SDI Co. Ltd.                                              38
    1,100   Samsung Securities Co. Ltd. *                                     33
    6,000   Shinhan Bank                                                      56
      250   Sk Telecom Co. Ltd.                                               43
--------------------------------------------------------------------------------
                                                                             607
--------------------------------------------------------------------------------

28

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            MALAYSIA (0.0%) A
   20,800   Public Bank Bhd                                            $      14
   29,900   Public Bank Bhd (Local)                                           18
   17,000   Sime Darby Bhd                                                    17
   11,600   Telekom Malaysia Bhd                                              25
--------------------------------------------------------------------------------
                                                                              74
--------------------------------------------------------------------------------
            MEXICO (0.3%)
    3,600   America Movil S.A. de C.V. ADR *                                  73
    2,600   Cemex S.A. de C.V. ADR                                            69
    3,200   Coca Cola Femsa S.A. de C.V. ADR                                  72
    2,600   Fomento Economico Mexicano S.A. de C.V. ADR                      111
   52,200   Grupo Financiero Banamex Accival S.A. de C.V. "O"                134
   62,500   Grupo Financiero BBVA Bancomer S.A. de C.V. *                     58
    1,600   Grupo Modelo S.A. de C.V. "C"                                      4
    4,400   Telefonos de Mexico S.A. de C.V. ADR                             152
    3,400   Tubos de Acero de Mexico S.A. ADR                                 43
--------------------------------------------------------------------------------
                                                                             716
--------------------------------------------------------------------------------
            NETHERLANDS (1.7%)
   18,300   Akzo Nobel N.V.                                                  789
   16,200   Fortis NL N.V.                                                   399
    4,900   Gucci Group N.V.                                                 443
   16,300   ING Group N.V.                                                 1,061
   11,360   Koninklijke KPN N.V. *                                           106
   32,333   Koninklijke Philips Electronics N.V.                             896
   15,200   Oce-van der Grinten N.V.                                         188
   22,100   Versatel Telecom *                                                93
    8,600   VNU N.V.                                                         337
   19,700   Vopak Kon                                                        446
--------------------------------------------------------------------------------
                                                                           4,758
--------------------------------------------------------------------------------
            NORWAY (0.2%)
   10,000   DNB Holdings ASA                                                  42
   48,300   Storebrand ASA                                                   360
--------------------------------------------------------------------------------
                                                                             402
--------------------------------------------------------------------------------
            POLAND (0.0%) A
    5,900   Telekomunikacja Polska S.A.                                       31
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            PORTUGAL (0.5%)
  143,908   Banco Comercial Portugues S.A. *                           $     568
   45,000   Brisa-Auto Estrada de Portugal S.A.                              408
   49,000   Portugal Telecom S.A. ADR *                                      391
   13,719   Telecel-Comunicacoes Pessoais S.A. *                             128
--------------------------------------------------------------------------------
                                                                           1,495
--------------------------------------------------------------------------------
            RUSSIA (0.0%) A
    2,200   LUKoil Holdings ADR                                              115
--------------------------------------------------------------------------------
            SINGAPORE (0.0%) A
   19,600   Overseas Union Bank                                               75
--------------------------------------------------------------------------------
            SOUTH AFRICA (0.1%)
    5,700   ABSA Group Ltd.                                                   25
      500   Anglo American Platinum Corp.                                     26
    6,600   Anglo American plc                                               107
      800   Impala Platinum Holdings Ltd.                                     47
    5,200   SASOL Ltd.                                                        51
    2,700   South African Breweries plc                                       20
   15,000   Standard Bank Investment Corp. Ltd.                               63
--------------------------------------------------------------------------------
                                                                             339
--------------------------------------------------------------------------------
            SPAIN (0.7%)
   35,572   Altadis S.A.                                                     441
   36,353   Banco Bilbao Vizcaya Argentaria                                  495
   24,250   Repsol S.A.                                                      432
   12,320   Telefonica de Espana S.A. ADR *                                  547
--------------------------------------------------------------------------------
                                                                           1,915
--------------------------------------------------------------------------------
            SWEDEN (0.9%)
   39,520   Autoliv, Inc. GDR                                                725
  177,606   Nordea AB                                                        987
   21,360   Skandinaviska Enskilda Banken "A"                                197
  124,379   Swedish Match AB                                                 574
--------------------------------------------------------------------------------
                                                                           2,483
--------------------------------------------------------------------------------
            SWITZERLAND (0.6%)
   17,600   Novartis AG                                                      668
    4,600   STMicroelectronics N. V.                                         164
      379   Sulzer AG P.C.                                                   145
   15,423   Syngenta AG *                                                    759
--------------------------------------------------------------------------------
                                                                           1,736
--------------------------------------------------------------------------------

30

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
 NUMBER                                                                    VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            TAIWAN (0.2%)
    6,000   Ambit Microsystems Corp.                                   $      32
    2,000   Asustek Computer, Inc.                                            10
   85,000   Bank Sinopac *                                                    38
  140,000   China Steel Corp.                                                 75
   27,000   Chinatrust Commercial Bank *                                      19
    8,750   Compal Electronics, Inc.                                          12
   15,000   Delta Electronics, Inc.                                           33
    4,000   Quanta Computer, Inc.                                             13
   45,760   Taiwan Semiconductor Manufacturing Co. *                         121
   33,000   United Microelectronics *                                         51
    4,000   Via Technologies, Inc. *                                          31
--------------------------------------------------------------------------------
                                                                             435
--------------------------------------------------------------------------------
            UNITED KINGDOM (3.0%)
   12,700   AstraZeneca Group plc                                            599
   41,800   Bank of Scotland                                                 474
  119,800   Billiton plc                                                     609
    6,500   BOC Group plc                                                     98
   26,900   Cable & Wireless plc                                             175
   76,800   Cadbury Schweppes plc                                            496
   36,258   Celltech Group plc *                                             609
   36,600   CGNU plc                                                         479
  261,000   Cookson Group plc                                                611
  125,900   Corporate Services Group plc *                                    90
    7,600   GlaxoSmithkline plc ADR                                          416
   76,600   Old Mutual plc                                                   169
   25,800   Powergen plc                                                     265
   75,000   Reckitt Benckiser plc                                            992
   50,860   Reuters Group plc                                                710
   27,416   Royal Bank Scotland Group                                        630
   93,300   Tomkins plc                                                      250
    1,500   Vodafone Group plc ADR                                            39
   75,541   WPP Group plc                                                    821
--------------------------------------------------------------------------------
                                                                           8,532
--------------------------------------------------------------------------------
            Total international stocks (cost: $44,488)                    49,993
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT                                                                  VALUE
    (000)   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INTERNATIONAL BOND (0.0%) A
            JAPAN
  $    60   MBL International Finance (Bermuda) Trust, Convertible
              Notes, 3.00%, 11/30/2002  (cost: $61)                    $      61
--------------------------------------------------------------------------------
            Total international securities (cost: $44,549)                50,054
--------------------------------------------------------------------------------


   NUMBER
OF SHARES
---------
            SMALL-CAP STOCKS (17.8%)
            AEROSPACE/DEFENSE (0.2%)
    5,200   Alliant Techsystems, Inc. *                                      496
--------------------------------------------------------------------------------
            AIR FREIGHT (0.3%)
    4,900   Expeditores International of Washington, Inc.                    316
   14,200   Forward Air Corp. *                                              433
--------------------------------------------------------------------------------
                                                                             749
--------------------------------------------------------------------------------
            AIRLINES (0.2%)
   22,900   Atlantic Coast Airlines Holdings, Inc. *                         592
--------------------------------------------------------------------------------
            ALUMINUM (0.0%) A
    7,500   Century Aluminum Company                                         149
--------------------------------------------------------------------------------
            AUTO PARTS (0.3%)
   19,600   ArvinMeritor, Inc.                                               304
    3,600   Borg Warner Automotive, Inc.                                     163
    9,200   Copart, Inc. *                                                   221
    4,200   Superior Industries International, Inc.                          166
--------------------------------------------------------------------------------
                                                                             854
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (0.3%)
   24,500   East West Bancorp, Inc.                                          579
    5,200   Investors Financial Services Corp.                               339
--------------------------------------------------------------------------------
                                                                             918
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (0.9%)
   15,400   Celgene Corp. *                                                  437
    9,800   Cephalon, Inc. *                                                 594
    7,400   Intermune, Inc.*                                                 285
   22,900   Medarex, Inc. *                                                  632

32

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
   11,600   Praecis Pharmaceuticals, Inc. *                            $     284
    7,000   Techne Corp. *                                                   231
    4,300   Vertex Pharmaceuticals, Inc. *                                   189
--------------------------------------------------------------------------------
                                                                           2,652
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (0.3%)
    7,400   Hispanic Broadcasting Corp. *                                    183
   13,600   Radio One, Inc.  *                                               259
   10,300   Westwood One, Inc. *                                             319
--------------------------------------------------------------------------------
                                                                             761
--------------------------------------------------------------------------------
            CHEMICALS - SPECIALTY (0.3%)
    6,200   Cambrex Corp.                                                    331
   14,000   Lubrizol Corp.                                                   435
--------------------------------------------------------------------------------
                                                                             766
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (0.6%)
   27,900   Advanced Fibre Communications, Inc. *                            517
   31,100   Anaren Microwave, Inc. *                                         515
    2,900   L-3 Communications Holdings, Inc. *                              257
    6,000   ONI Systems Corp. *                                              186
   10,000   SonicWALL, Inc. *                                                164
--------------------------------------------------------------------------------
                                                                           1,639
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (1.5%)
   22,700   Activision, Inc. *                                               773
   28,300   Art Technology Group, Inc. *                                     243
    6,200   Internet Security Systems, Inc. *                                301
   13,200   Moldflow Corp.  *                                                224
   33,500   OpenTV Corp. "A" *                                               456
   12,400   Perot Systems Corp. "A" *                                        178
   24,500   Pixar, Inc. *                                                  1,015
    9,200   SeaChange International, Inc. *                                  175
    5,500   Symantec Corp. *                                                 388
    7,000   THQ, Inc. *                                                      339
   18,800   Vignette Corp. *                                                 154
--------------------------------------------------------------------------------
                                                                           4,246
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DISTRIBUTIONS - FOOD/HEALTH (0.1%)
   11,600   Patterson Dental Co. *                                     $     396
--------------------------------------------------------------------------------
            DRUGS (0.5%)
   10,000   Barr Laboratories, Inc. *                                        713
   15,000   King Pharmaceuticals, Inc. *                                     758
--------------------------------------------------------------------------------
                                                                           1,471
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (0.1%)
    6,500   Utilicorp United, Inc.                                           234
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (0.4%)
    6,400   Intermagnetics General Corp. *                                   207
    8,800   Plexus Corp. *                                                   265
   13,400   Power-One, Inc. *                                                274
    6,900   SCI Systems, Inc. *                                              163
    5,400   Technitrol, Inc.                                                 135
--------------------------------------------------------------------------------
                                                                           1,044
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (0.4%)
   20,600   Alpha Industries, Inc. *                                         453
   14,800   Coherent, Inc. *                                                 525
    3,000   DuPont Photomasks, Inc. *                                        144
--------------------------------------------------------------------------------
                                                                           1,122
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (0.9%)
   42,400   Applied Micro Circuits Corp. *                                   766
   18,400   Centillium Communications, Inc. *                                433
    6,000   Exar Corp. *                                                     139
   13,400   GlobeSpan, Inc. *                                                191
   25,100   Silicon Laboratories, Inc. *                                     443
   11,200   TranSwitch Corp. *                                               141
   18,600   Triquint Semiconductor, Inc. *                                   328
    9,200   Zoran Corp. *                                                    174
--------------------------------------------------------------------------------
                                                                           2,615
--------------------------------------------------------------------------------
            ENGINEERING & CONSTRUCTION (0.4%)
   13,200   Massey Energy Corp.                                              307
   24,700   Quanta Services, Inc. *                                          837
--------------------------------------------------------------------------------
                                                                           1,144
--------------------------------------------------------------------------------

34

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.6%)
   10,800   Brooks Automation, Inc. *                                  $     532
    6,000   Elantec Semiconductor, Inc. *                                    192
    6,600   Helix Technology Corp.                                           186
   18,600   Kulicke & Soffa Industries, Inc. *                               275
    5,000   Photronics, Inc. *                                               116
   16,400   PRI Automation, Inc. *                                           274
    5,400   Varian Semiconductor Equipment, Inc. *                           214
--------------------------------------------------------------------------------
                                                                           1,789
--------------------------------------------------------------------------------
            FOODS (0.5%)
   13,800   Dreyer's Grand Ice Cream, Inc.                                   399
   17,200   Green Mountain Coffee, Inc. *                                    533
   11,800   Smithfield Foods, Inc. *                                         430
--------------------------------------------------------------------------------
                                                                           1,362
--------------------------------------------------------------------------------
            GAMING COMPANIES (0.3%)
    4,800   Anchor Gaming *                                                  306
   11,700   Gtech Holdings Corp. *                                           436
--------------------------------------------------------------------------------
                                                                             742
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (0.2%)
    7,400   Professional Detailing, Inc. *                                   685
--------------------------------------------------------------------------------
            HEALTH CARE - SPECIALIZED SERVICES (0.4%)
    7,000   Impath, Inc. *                                                   262
    2,300   Laboratory Corp. of America Holdings *                           322
    8,000   Orthodontic Centers of America, Inc. *                           246
    3,300   Quest Diagnostics, Inc. *                                        408
--------------------------------------------------------------------------------
                                                                           1,238
--------------------------------------------------------------------------------
            HOMEBUILDING (0.1%)
   13,477   DR Horton, Inc.                                                  278
--------------------------------------------------------------------------------
            HOSPITALS (0.2%)
   19,800   Community Health Systems, Inc. *                                 505
--------------------------------------------------------------------------------
            HOUSEWARES (0.1%)
   10,200   Tupperware Corp.                                                 233
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            INSURANCE BROKERS (0.2%)
   20,600   Gallagher, Arthur J. & Co.                                 $     567
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (0.1%)
    3,800   Radian Group, Inc.                                               323
--------------------------------------------------------------------------------
            INTERNET SERVICES (0.3%)
   59,300   Earthlink, Inc. *                                                782
--------------------------------------------------------------------------------
            INVESTMENT BANKS / BROKERAGE (0.2%)
    6,800   Investment Technology Group *                                    343
    4,000   Legg Mason, Inc.                                                 183
--------------------------------------------------------------------------------
                                                                             526
--------------------------------------------------------------------------------
            INVESTMENT MANAGEMENT (0.3%)
   13,200   Blackrock, Inc. "A" *                                            480
    9,200   Eaton Vance Corp.                                                330
--------------------------------------------------------------------------------
                                                                             810
--------------------------------------------------------------------------------
            LEISURE TIME (0.3%)
   39,100   Hasbro, Inc.                                                     587
   30,700   Midway Games, Inc. *                                             356
--------------------------------------------------------------------------------
                                                                             943
--------------------------------------------------------------------------------
            MANUFACTURING - DIVERSIFIED INDUSTRIES (0.2%)
   10,400   Shaw Group, Inc. *                                               611
--------------------------------------------------------------------------------
            MANUFACTURING - SPECIALIZED (0.3%)
    8,200   Cognex Corp. *                                                   245
   12,000   CTS Corp.                                                        270
    5,200   Roper Industries, Inc.                                           214
--------------------------------------------------------------------------------
                                                                             729
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (0.7%)
    5,200   Resmed, Inc. *                                                   284
    5,200   Respironics, Inc. *                                              146
   14,000   Sybron Dental Specialties, Inc. *                                291
    4,200   Syncor International Corp. *                                     122
   16,600   Varian Medical Systems, Inc. *                                 1,204
--------------------------------------------------------------------------------
                                                                           2,047
--------------------------------------------------------------------------------
            METAL FABRICATORS (0.1%)
    5,800   Mueller Industries, Inc. *                                       186
--------------------------------------------------------------------------------

36

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            METALS/MINING (0.1%)
    6,000   Arch Coal, Inc.                                            $     185
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (0.4%)
    2,600   Equitable Resources, Inc.                                        193
   13,800   New Jersey Resources Corp.                                       616
   13,200   Piedmont Natural Gas, Inc.                                       468
--------------------------------------------------------------------------------
                                                                           1,277
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.4%)
    6,400   Ensco International, Inc.                                        206
   10,600   Rowan Companies, Inc. *                                          317
    3,000   Smith International, Inc. *                                      233
   21,400   Varco International, Inc. *                                      516
--------------------------------------------------------------------------------
                                                                           1,272
--------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.6%)
    8,200   Cabot Oil & Gas Corp.                                            253
    4,300   Forest Oil Corp. *                                               145
    7,000   Louis Dreyfus Natural Gas Corp. *                                278
   10,600   Spinnaker Exploration Co. *                                      431
    5,200   Stone Energy Corp. *                                             273
    5,500   Triton Energy Ltd. *                                             145
    9,800   Vintage Petroleum, Inc.                                          212
--------------------------------------------------------------------------------
                                                                           1,737
--------------------------------------------------------------------------------
            PAPER & FOREST PRODUCTS (0.1%)
    5,200   Potlatch Corp.                                                   179
--------------------------------------------------------------------------------
            PRECIOUS METALS & MINING (0.1%)
    6,600   Stillwater Mining Co. *                                          210
--------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (0.2%)
   65,200   Golf Trust of America, Inc.                                      502
--------------------------------------------------------------------------------
            RESTAURANTS (0.4%)
    4,600   CEC Entertainment, Inc. *                                        199
   65,800   Luby's Cafeterias, Inc.                                          561
   14,000   O'Charleys, Inc. *                                               244
    4,800   Panera Bread Co. "A" *                                           176
--------------------------------------------------------------------------------
                                                                           1,180
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            RETAIL - DISCOUNTERS (0.1%)
   12,500   Dollar Tree Stores, Inc. *                                 $     322
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY (0.5%)
   21,900   99 Cents Only Stores *                                           597
    5,400   Michaels Stores, Inc. *                                          201
    8,800   O'Reilly Automotive, Inc. *                                      222
   16,000   Pier 1 Imports, Inc.                                             188
    8,000   Rent-A-Center, Inc. *                                            358
--------------------------------------------------------------------------------
                                                                           1,566
--------------------------------------------------------------------------------
            RETAIL - SPECIALTY APPAREL (0.1%)
    2,200   American Eagle Outfitters, Inc. *                                 81
    5,200   Ann Taylor Stores Corp. *                                        177
--------------------------------------------------------------------------------
                                                                             258
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (0.5%)
   13,200   Barra, Inc. *                                                    551
    5,800   Cerner Corp. *                                                   243
   27,100   Edison Schools, Inc. *                                           650
--------------------------------------------------------------------------------
                                                                           1,444
--------------------------------------------------------------------------------
            SERVICES - DATA PROCESSING (0.2%)
    3,900   Affiliated Computer Services, Inc. "A" *                         282
    5,400   FactSet Research Systems, Inc.                                   216
--------------------------------------------------------------------------------
                                                                             498
--------------------------------------------------------------------------------
            SHOES (0.1%)
    7,800   Timberland Co. "A" *                                             336
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - CELLULAR/WIRELESS (0.3%)
   30,100   Spectrasite Holdings, Inc. *                                     221
   15,400   Triton PCS Holdings, Inc. "A" *                                  566
--------------------------------------------------------------------------------
                                                                             787
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.0%) A
    5,000   General Communication, Inc. "A" *                                 50
--------------------------------------------------------------------------------
            TELEPHONES (0.2%)
   38,500   Allegiance Telecom, Inc. *                                       594
--------------------------------------------------------------------------------
            TEXTILES - HOME FURNISHINGS (0.2%)
   21,000   Herman Miller, Inc.                                              566
--------------------------------------------------------------------------------

38

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            TRUCKERS (0.1%)
    2,400   Landstar System, Inc. *                                    $     159
--------------------------------------------------------------------------------
            WASTE MANAGEMENT (0.4%)
   14,500   Stericycle, Inc. *                                               621
   20,000   Waste Connections, Inc. *                                        597
--------------------------------------------------------------------------------
                                                                           1,218
--------------------------------------------------------------------------------
            Total small-cap stocks (cost: $48,904)                        50,544
--------------------------------------------------------------------------------
            LARGE-CAP STOCKS (51.9%)
            ADVERTISING/MARKETING (0.3%)
   10,600   Omnicom Group, Inc.                                              987
--------------------------------------------------------------------------------
            AEROSPACE/DEFENSE (0.6%)
   23,300   General Dynamics Corp.                                         1,806
--------------------------------------------------------------------------------
            BANKS - MAJOR REGIONAL (1.0%)
   44,900   Northern Trust Corp.                                           2,970
--------------------------------------------------------------------------------
            BEVERAGES - ALCOHOLIC (0.5%)
   30,100   Anheuser-Busch Companies, Inc.                                 1,324
--------------------------------------------------------------------------------
            BEVERAGES - NONALCOHOLIC (0.6%)
   20,200   Coca-Cola Co.                                                    958
   17,500   PepsiCo, Inc.                                                    783
--------------------------------------------------------------------------------
                                                                           1,741
--------------------------------------------------------------------------------
            BIOTECHNOLOGY (1.3%)
   11,200   Amgen, Inc. *                                                    743
   13,300   Genentech, Inc. *                                                666
    2,800   Genzyme Corp. *                                                  299
    6,300   Human Genome Sciences, Inc. *                                    418
   13,600   IDEC Pharmaceuticals Corp. *                                     838
   15,300   Millennium Pharmaceuticals, Inc. *                               584
--------------------------------------------------------------------------------
                                                                           3,548
--------------------------------------------------------------------------------
            BROADCASTING - RADIO & TV (2.6%)
   55,600   Clear Channel Communications, Inc. *                           3,390
   97,100   Comcast Corp. *                                                3,977
--------------------------------------------------------------------------------
                                                                           7,367
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMMUNICATION EQUIPMENT (1.4%)
    4,200   Comverse Technology, Inc. *                                $     244
   83,500   JDS Uniphase Corp. *                                           1,395
   39,100   QUALCOMM, Inc. *                                               2,375
--------------------------------------------------------------------------------
                                                                           4,014
--------------------------------------------------------------------------------
            COMPUTER - HARDWARE (2.7%)
  139,600   Dell Computer Corp. *                                          3,400
   60,800   Hewlett-Packard Co.                                            1,783
   10,000   IBM Corp.                                                      1,118
  121,100   Palm, Inc. *                                                     682
   35,900   Sun Microsystems, Inc. *                                         591
--------------------------------------------------------------------------------
                                                                           7,574
--------------------------------------------------------------------------------
            COMPUTER - NETWORKING (1.1%)
    9,700   Brocade Communications Systems, Inc. *                           379
   68,800   Cisco Systems, Inc. *                                          1,325
   32,500   Juniper Networks, Inc. *                                       1,382
--------------------------------------------------------------------------------
                                                                           3,086
--------------------------------------------------------------------------------
            COMPUTER - PERIPHERALS (0.2%)
   17,200   EMC Corp. *                                                      544
--------------------------------------------------------------------------------
            COMPUTER SOFTWARE & SERVICE (4.1%)
    6,000   Adobe Systems, Inc.                                              239
   22,200   BEA Systems, Inc. *                                              797
   20,100   Electronic Arts, Inc. *                                        1,184
    9,200   i2 Technologies, Inc. *                                          185
    4,900   Mercury Interactive Corp. *                                      290
   87,300   Microsoft Corp. *                                              6,039
   84,800   Oracle Corp. *                                                 1,297
   12,400   Siebel Systems, Inc. *                                           562
   14,800   Veritas Software Corp. *                                         976
--------------------------------------------------------------------------------
                                                                          11,569
--------------------------------------------------------------------------------
            CONSTRUCTION - CEMENT & AGGREGATES (0.7%)
   38,800   Vulcan Materials Co.                                           2,098
--------------------------------------------------------------------------------
            CONSUMER JEWELRY AND NOVELTIES - MISCELLANEOUS (0.4%)
   34,500   Tiffany & Co.                                                  1,193
--------------------------------------------------------------------------------

40

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DRUGS (3.5%)
   29,300   Eli Lilly & Co.                                            $   2,482
   43,100   Merck & Co., Inc.                                              3,146
   98,700   Pfizer, Inc.                                                   4,233
--------------------------------------------------------------------------------
                                                                           9,861
--------------------------------------------------------------------------------
            ELECTRIC UTILITIES (0.4%)
   22,500   Calpine Corp. *                                                1,109
--------------------------------------------------------------------------------
            ELECTRICAL EQUIPMENT (3.6%)
  195,500   General Electric Co.                                           9,580
   14,800   Honeywell International, Inc.                                    716
--------------------------------------------------------------------------------
                                                                          10,296
--------------------------------------------------------------------------------
            ELECTRONICS - INSTRUMENTATION (0.2%)
   14,600   Teradyne, Inc. *                                                 582
--------------------------------------------------------------------------------
            ELECTRONICS - SEMICONDUCTORS (2.6%)
   18,600   Analog Devices, Inc. *                                           829
  133,700   Intel Corp.                                                    3,611
   17,200   Linear Technology Corp.                                          825
   60,600   Texas Instruments, Inc.                                        2,068
--------------------------------------------------------------------------------
                                                                           7,333
--------------------------------------------------------------------------------
            ENTERTAINMENT (1.5%)
   79,300   AOL Time Warner, Inc. *                                        4,142
--------------------------------------------------------------------------------
            EQUIPMENT - SEMICONDUCTORS (0.4%)
   22,700   Applied Materials, Inc. *                                      1,133
--------------------------------------------------------------------------------
            FINANCE - DIVERSIFIED (2.5%)
   58,700   Freddie Mac                                                    3,886
   49,200   Morgan Stanley Dean Witter & Co.                               3,198
--------------------------------------------------------------------------------
                                                                           7,084
--------------------------------------------------------------------------------
            FOODS (0.9%)
   54,600   Wrigley, Wm. Jr. Co.                                           2,622
--------------------------------------------------------------------------------
            HEALTH CARE - DIVERSIFIED (3.6%)
   26,500   Allergan, Inc.                                                 2,377
   65,000   American Home Products Corp.                                   4,115
   53,000   Bristol-Myers Squibb Co.                                       2,875
    7,400   Johnson & Johnson, Inc.                                          717
--------------------------------------------------------------------------------
                                                                          10,084
--------------------------------------------------------------------------------

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            HEALTH CARE - SPECIALIZED SERVICES (0.5%)
   32,700   ALZA Corp. *                                                $  1,542
--------------------------------------------------------------------------------
            HOSPITALS (0.3%)
   21,300   HCA Healthcare Co.                                               859
--------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS (1.2%)
   60,900   Colgate-Palmolive Co.                                          3,449
--------------------------------------------------------------------------------
            INSURANCE BROKERS (0.8%)
   20,300   Marsh & McLennan Cos., Inc.                                    2,130
--------------------------------------------------------------------------------
            INSURANCE - MULTILINE COMPANIES (0.8%)
   26,900   American International Group, Inc.                             2,179
--------------------------------------------------------------------------------
            INSURANCE - PROPERTY/CASUALTY (1.2%)
       51   Berkshire Hathaway, Inc. *                                     3,504
--------------------------------------------------------------------------------
            INVESTMENT BANKS / BROKERAGE (0.7%)
  107,100   Charles Schwab Corp.                                           2,014
--------------------------------------------------------------------------------
            LODGING/HOTEL (0.3%)
   19,700   Starwood Hotels & Resorts Worldwide, Inc.                        745
--------------------------------------------------------------------------------
            MANUFACTURING - SPECIALIZED (1.1%)
   72,700   Sealed Air Corp. *                                             3,018
--------------------------------------------------------------------------------
            MEDICAL PRODUCTS & SUPPLIES (0.7%)
   21,200   Baxter International, Inc.                                     1,047
   24,300   Medtronic, Inc.                                                1,044
--------------------------------------------------------------------------------
                                                                           2,091
--------------------------------------------------------------------------------
            NATURAL GAS UTILITIES (0.4%)
   22,900   Dynegy Inc.                                                    1,129
--------------------------------------------------------------------------------
            OIL - INTERNATIONAL INTEGRATED (0.5%)
   15,400   Exxon Mobil Corp.                                              1,367
--------------------------------------------------------------------------------
            OIL & GAS - DRILLING/EQUIPMENT (0.3%)
   16,100   Baker Hughes, Inc.                                               634
    6,200   Transocean Sedco Forex, Inc.                                     332
--------------------------------------------------------------------------------
                                                                             966
--------------------------------------------------------------------------------
            OIL & GAS - EXPLORATION & PRODUCTION (0.3%)
   12,200   Anadarko Petroleum Corp.                                         764
--------------------------------------------------------------------------------

42

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            PERSONAL CARE (0.2%)
   22,000   Gillette Co.                                                $    636
--------------------------------------------------------------------------------
            RETAIL - COMPUTERS & ELECTRONICS (0.7%)
   35,100   Best Buy Co., Inc. *                                           1,866
--------------------------------------------------------------------------------
            RETAIL - DRUGS (0.4%)
   31,300   Walgreen Co.                                                   1,258
--------------------------------------------------------------------------------
            RETAIL - FOOD (0.5%)
   29,400   Safeway, Inc. *                                                1,489
--------------------------------------------------------------------------------
            RETAIL - GENERAL MERCHANDISING (1.9%)
   28,200   Target Corp.                                                   1,066
   81,400   Wal-Mart Stores, Inc.                                          4,212
--------------------------------------------------------------------------------
                                                                           5,278
--------------------------------------------------------------------------------
            SERVICES - COMMERCIAL & CONSUMER (0.3%)
   22,800   Gemstar-TV Guide International, Inc. *                           829
--------------------------------------------------------------------------------
            SERVICES - DATA PROCESSING (0.5%)
   28,100   Automatic Data Processing, Inc.                                1,510
--------------------------------------------------------------------------------
            TELECOMMUNICATIONS - LONG DISTANCE (0.2%)
   59,300   Level 3 Communications, Inc. *                                   664
--------------------------------------------------------------------------------
            TELEPHONES (1.4%)
   89,900   SBC Communications, Inc.                                       3,870
--------------------------------------------------------------------------------
            Total large-cap stocks (cost: $142,930)                      147,224
--------------------------------------------------------------------------------


PRINCIPAL                                                                 MARKET
   AMOUNT                                        COUPON                    VALUE
    (000)   SECURITY                              RATE      MATURITY       (000)
--------------------------------------------------------------------------------
            BONDS (10.8%)
  $ 1,000   Agrium, Inc.                          8.25%     2/15/2011        996
    1,000   Capital One Financial Corp.           7.25     12/01/2003      1,005
    1,000   Dominion Resources, Inc.              8.13      6/15/2010      1,076
    1,000   Empire District Electric Co.          7.70     11/15/2004      1,050
    2,000   Federal Home Loan Mortgage Corp.,
              Series 2160 VC                      6.00      8/15/2013      1,925
      820   Federal National Mortgage Assn.,
              Series 1997-72 CA                   9.50      9/18/2023        851

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)

USAA GROWTH STRATEGY Fund

May 31, 2001

PRINCIPAL                                                                 MARKET
   AMOUNT                                        COUPON                    VALUE
    (000)   SECURITY                              RATE      MATURITY       (000)
--------------------------------------------------------------------------------
  $ 1,222   Federal National Mortgage Assn.,
              Series 1997-79 U                    9.00%    11/18/2024   $  1,284
    1,124   Federal National Mortgage Assn.,
              Series 1998-7 H                     9.00      3/18/2025      1,207
    2,000   Federal National Mortgage Assn.,
              Series 1999-25 VB                   6.00      4/25/2016      1,884
    1,000   First Industrial L.P.                 7.60      5/15/2007      1,014
    1,050   First Union Corp.                     6.82      8/01/2026      1,090
    1,000   Ford Motor Credit Co.                 7.38     10/28/2009      1,019
    2,000   Giddings & Lewis, Inc.                7.50     10/01/2005      2,022
    1,000   Government National Mortgage Assn.,
              Series 1999-14 VD                   6.00      3/20/2014        962
    1,000   Imperial Bancorp                      8.50      4/01/2009      1,083
    1,000   Merita Bank Ltd. (Finland)            6.50      1/15/2006      1,004
    1,000   Merrill Lynch & Co., Inc.             6.50      7/15/2018        940
    1,000   Nationwide Health Properties,  Inc.   7.60      5/10/2007        918
    1,000   Osprey Trust, Osprey I, Inc. b        8.31      1/15/2003      1,031
    1,000   Peoples Energy Corp.                  6.90      1/15/2011        990
    1,000   Pinnacle One Partners, L.P. b         8.83      8/15/2004      1,040
    1,000   Qwest Capital Funding, Inc. b         7.25      2/15/2011      1,003
    1,000   Safeway, Inc.                         7.50      9/15/2009      1,045
    1,000   Security Capital Pacific Trust        7.15     10/15/2003      1,014
    1,000   Sovereign Bancorp, Inc.              10.25      5/15/2004      1,068
    1,000   Washington Real Estate Investment
              Trust                               7.25      8/13/2006      1,015
    1,000   Waste Management, Inc.                7.38      8/01/2010      1,005
--------------------------------------------------------------------------------
            Total bonds (cost: $29,763)                                   30,541
--------------------------------------------------------------------------------
            MONEY MARKET INSTRUMENT (10.1%)
   28,594   Federal National Mortgage Assn.
              Discount Note (cost: $28,594)       4.09      6/01/2001     28,594
--------------------------------------------------------------------------------
            Total investments (cost: $294,740)                          $306,957
================================================================================

44

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001


PORTFOLIO SUMMARY BY CONCENTRATION
--------------------------------------------------------------------------------

            U.S. Government                                     12.9%
            Computer Software & Service                          5.8
            Drugs                                                5.6
            Electrical Equipment                                 4.1
            Electronics - Semiconductors                         3.9
            Health Care - Diversified                            3.8
            Telephones                                           3.1
            Banks - Major Regional                               2.9
            Broadcasting - Radio & TV                            2.9
            Computer - Hardware                                  2.7
            Finance - Diversified                                2.7
            Communication Equipment                              2.6
            Biotechnology                                        2.2
            Electric Utilities                                   2.0
            Manufacturing - Specialized                          2.0
            Retail - General Merchandising                       1.9
            Insurance - Multiline Companies                      1.8
            Real Estate Investment Trusts                        1.8
            Banks - Money Center                                 1.7
            Natural Gas Utilities                                1.7
            Household Products                                   1.6
            Investment Banks/Brokerage                           1.6
            Entertainment                                        1.5
            Insurance - Property/Casualty                        1.5
            Medical Products & Supplies                          1.5
            Foods                                                1.4
            Chemicals - Specialty                                1.3
            Oil & Gas - Exploration & Production                 1.3
            Oil - International Integrated                       1.3
            Oil & Gas - Drilling/Equipment                       1.2
            Computer - Networking                                1.1
            Equipment - Semiconductors                           1.0
            Health Care - Specialized Services                   1.0
            Insurance Brokers                                    1.0
            Services - Commercial & Consumer                     1.0
            Services - Data Processing                           1.0
            Other                                               19.9
                                                               -----
            Total                                              108.3%
                                                               =====

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA GROWTH STRATEGY Fund

May 31, 2001



GENERAL  NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentage of the investments to net assets.

          The large-cap stocks category consists of investments in common stocks of companies with market capitalizations larger than the largest market capitalization stock in the S&P Small Cap 600 Index at the time of purchase. Small-cap stocks have market capitalizations equal to or lower than that of the largest market capitalization stock in the S&P Small Cap 600 Index at the time of purchase.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

          GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Represents less than 0.1% of net assets.

          (b) Security is not registered under the Securities Act of 1933. A re-sale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such is generally deemed by the Manager to be liquid under guidelines established by the Board of Trustees.

          *   Non-income-producing security.


          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

46

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA GROWTH STRATEGY Fund

May 31, 2001



ASSETS
   Investments in securities, at market value (identified cost of $294,740)    $ 306,957
   Cash                                                                               34
   Cash denominated in foreign currencies (identified cost of $85)                    82
   Receivables:
      Capital shares sold                                                             22
      Dividends and interest                                                         711
      Securities sold                                                              5,641
                                                                               ---------
         Total assets                                                            313,447
                                                                               ---------

LIABILITIES
   Securities purchased                                                           29,539
   Unrealized depreciation on foreign currency contracts held, at value                2
   Capital shares redeemed                                                            37
   USAA Investment Management Company                                                183
   USAA Transfer Agency Company                                                       77
   Accounts payable and accrued expenses                                             110
                                                                               ---------
         Total liabilities                                                        29,948
                                                                               ---------
            Net assets applicable to capital shares outstanding                $ 283,499
                                                                               =========

REPRESENTED BY:
   Paid-in capital                                                             $ 273,979
   Accumulated undistributed net investment income                                 3,574
   Accumulated net realized loss on investments                                   (6,264)
   Net unrealized appreciation of investments                                     12,217
   Net unrealized depreciation on foreign currency translations                       (7)
                                                                               ---------
            Net assets applicable to capital shares outstanding                $ 283,499
                                                                               =========
   Capital shares outstanding, unlimited number of shares authorized,
     no par value                                                                 21,536
                                                                               =========
   Net asset value, redemption price, and offering price per share             $   13.16
                                                                               =========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA GROWTH STRATEGY Fund

Year ended May 31, 2001



NET INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $127)               $   2,456
      Interest                                                            4,891
                                                                      ---------
         Total income                                                     7,347
                                                                      ---------
   Expenses:
      Management fees                                                     2,285
      Transfer agent's fees                                                 936
      Custodian's fees                                                      220
      Postage                                                               184
      Shareholder reporting fees                                             33
      Trustees' fees                                                          5
      Registration fees                                                      28
      Professional fees                                                      34
      Other                                                                   7
                                                                      ---------
         Total expenses                                                   3,732
      Expenses paid indirectly                                               (2)
                                                                      ---------
         Net expenses                                                     3,730
                                                                      ---------
            Net investment income                                         3,617
                                                                      ---------

NET REALIZED AND UNREALIZED LOSS ON
INVESTMENTS AND FOREIGN CURRENCY
   Net realized loss on:
      Investments                                                        (5,289)
      Foreign currency transactions                                         (25)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                       (35,604)
      Foreign currency translations                                          (9)
                                                                      ---------
            Net realized and unrealized loss                            (40,927)
                                                                      ---------
   Decrease in net assets resulting from operations                   $ (37,310)
                                                                      =========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

48

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA GROWTH STRATEGY Fund

Years ended May 31,


                                                             2001        2000
                                                          ---------------------
FROM OPERATIONS
   Net investment income                                  $   3,617   $   3,055
   Net realized gain (loss) on investments                   (5,289)     21,931
   Net realized loss on foreign currency transactions           (25)        (25)
   Change in net unrealized appreciation/depreciation of:
      Investments                                           (35,604)     16,723
      Foreign currency translations                              (9)          5
                                                          ---------------------
      Increase (decrease) in net assets resulting
         from operations                                    (37,310)     41,689
                                                          ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                     (1,558)     (3,409)
                                                          ---------------------
   Net realized gains                                       (13,532)    (22,422)
                                                          ---------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                 76,976      85,489
   Reinvested dividends                                      14,971      25,670
   Cost of shares redeemed                                  (70,954)    (70,864)
                                                          ---------------------
      Increase in net assets from capital
         share transactions                                  20,993      40,295
                                                          ---------------------
   Net increase (decrease) in net assets                    (31,407)     56,153

NET ASSETS
   Beginning of period                                      314,906     258,753
                                                          ---------------------
   End of period                                          $ 283,499   $ 314,906
                                                          =====================
Accumulated undistributed net investment income:
   End of period                                          $   3,574   $   1,540
                                                          =====================

CHANGE IN SHARES OUTSTANDING
   Shares sold                                                5,156       5,521
   Shares issued for dividends reinvested                       938       1,674
   Shares redeemed                                           (4,758)     (4,593)
                                                          ---------------------
      Increase in shares outstanding                          1,336       2,602
                                                          =====================


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements


USAA GROWTH STRATEGY Fund

May 31, 2001



(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Growth Strategy Fund (the
          Fund). The Fund's investment objective is to seek high total return, with reduced risk over time, through an asset allocation strategy that emphasizes capital appreciation and gives secondary emphasis to income.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

50

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001


              4. Other debt and government securities are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses the mean between quoted bid and asked prices or the last sale price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers in securities; and general market conditions.

              5. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager) under the general supervision of the Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $25,000.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001


          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on securities are amortized over the life of the respective securities.

          D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

              2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

              Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

              Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the

52

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001


              trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. See Note 1(B). Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

          E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended May 31, 2001, custodian fee offset arrangements reduced expenses by $2,000.

          F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2) LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001


          of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Prior to January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended May 31, 2001.


(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $1,522,000, which, if not offset by subsequent capital gains, will expire in 2009. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

54

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001



(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2001, were $327,071,000 and $317,900,000, respectively.

          The cost of securities at May 31, 2001, for federal income tax purposes, was $299,482,000. Gross unrealized appreciation and depreciation of investments at May 31, 2001, for tax purposes, were $30,403,000 and $22,928,000, respectively.


(5) FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

          A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

          At May 31, 2001, the terms of open foreign currency contracts were as follows (in thousands):

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001


Foreign Currency Contracts to Buy:
----------------------------------------------------------------------------------------
                             U.S. DOLLAR
 EXCHANGE   CONTRACTS TO     VALUE AS OF     IN EXCHANGE      UNREALIZED     UNREALIZED
   DATE        RECEIVE        05/31/01     FOR U.S. DOLLAR   APPRECIATION   DEPRECIATION
----------------------------------------------------------------------------------------

  6/1/01   50 Brazilian Real    $  21           $  21             $ -          $ -

  6/1/01   80 Canadian Dollar      52              52               -            -

  6/1/01  162 Euro Currency       137             139               -           (2)
----------------------------------------------------------------------------------------
                                $ 210           $ 212             $ -          $(2)
========================================================================================



Foreign Currency Contracts to Sell:
----------------------------------------------------------------------------------------
                             U.S. DOLLAR
 EXCHANGE   CONTRACTS TO     VALUE AS OF     IN EXCHANGE      UNREALIZED     UNREALIZED
   DATE        DELIVER        05/31/01     FOR U.S. DOLLAR   APPRECIATION   DEPRECIATION
========================================================================================
                 930
  6/1/01    Japanese Yen        $ 8              $ 8              $ -            $ -
----------------------------------------------------------------------------------------


(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A.  MANAGEMENT   FEES  -  The  Manager   carries  out  the  Fund's
                  investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of its annual average net assets.

              B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

56

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001


              C.  UNDERWRITING   SERVICES  -  The  Manager  provides   exclusive
                  underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.


(8) NEW ACCOUNTING PRONOUNCEMENT
--------------------------------------------------------------------------------

          In November 2000, the American Institute of Certified Public Accountants issued a revised audit and accounting guide, AUDITS OF INVESTMENT COMPANIES, effective for fiscal years beginning after December 15, 2000. The revised guide requires the Fund to amortize premiums and discounts on all debt securities, a practice the Fund has been following since inception. The guide also requires the Fund to classify as interest income any paydown gains or losses realized on mortgage-backed and asset-backed securities. This requirement will not affect the Fund's net asset value but will change the classification of certain amounts in the statement of operations.

          In addition, the Fund will record an adjustment to decrease the cost of securities and decrease accumulated net realized gain on investments by $27,000 to reflect the cumulative effect of this change up to the date of adoption of June 1, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GROWTH STRATEGY Fund

May 31, 2001



(9) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Per share operating performance for a share outstanding throughout each period is as follows:

                                                 Year Ended May 31,
                            --------------------------------------------------------
                               2001        2000        1999       1998        1997
                            --------------------------------------------------------

Net asset value at
   beginning of period      $  15.59    $  14.70    $  14.30    $  13.10    $  12.74
Net investment income            .17         .15         .12         .13         .15
Net realized and
   unrealized gain (loss)      (1.87)       2.17        1.05        1.43         .77
Distributions from net
   investment income            (.08)       (.19)       (.08)       (.13)       (.12)
Distributions of realized
   capital gains                (.65)      (1.24)       (.69)       (.23)       (.44)
                            --------------------------------------------------------
Net asset value at
   end of period            $  13.16    $  15.59    $  14.70    $  14.30    $  13.10
                            ========================================================
Total return (%) *            (11.73)      16.17        8.46       12.12        7.73
Net assets at end
   of period (000)          $283,499    $314,906    $258,753    $249,412    $193,921
Ratio of expenses to
   average net assets (%)       1.23a       1.24        1.28        1.25        1.31
Ratio of net investment
   income to average
   net assets (%)               1.19        1.04         .84         .97        1.46
Portfolio turnover (%)        107.07       71.54       41.65       69.42       62.50



* Assumes reinvestment of all dividend income and capital gain distributions during the period.
(a) Reflects total expenses prior to any custodian fee offset arrangement.

58

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

                    TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday 8:30 a.m. to 5 p.m.
                                Sunday 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



                                                                        Recycled
                                                                           Paper

[USAA logo appears here.] WE KNOW WHAT IT MEANS TO SERVE.(R)
                          ---------------------------------------------------
                          INSURANCE - BANKING - INVESTMENTS - MEMBER SERVICES



26890-0701                                  (C)2001, USAA.  All rights reserved.